UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 24, 2015

EXELIS INC.

(Exact name of Registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1650 Tysons Boulevard, Suite 1700

McLean, Virginia

(Address of principal executive offices) (Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events

As previously disclosed, on February 5, 2015, Exelis Inc. (“Exelis”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Harris Corporation (“Harris”) and a wholly owned subsidiary of Harris. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

The obligation of the parties to consummate the Merger is subject to, among other things, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) applicable to the Merger. Harris and Exelis filed the notification and report forms (the “Initial Filing”) required under the HSR Act with the Department of Justice (the “DOJ”) and the Federal Trade Commission (the “FTC”) on February 24, 2015. On March 20, 2015, Harris withdrew the Initial Filing. Harris re-filed the notification and report form with the DOJ and the FTC on March 24, 2015. Due to the re-filing, the waiting period under the HSR Act is currently scheduled to expire on April 23, 2015, unless otherwise extended or terminated.

Exelis continues to expect the closing of the transaction in June of 2015, subject to customary closing conditions.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Exelis and Harris, the management of either such company or the proposed transaction between Exelis and Harris, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Exelis and Harris undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness and indebtedness incurred in

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connection with the transactions; worldwide and regional economic, business, and political conditions; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete with others in the industries in which Exelis and Harris operate; effects of compliance with laws; fluctuations in the value of currencies in major areas where operations are located; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to develop and further enhance technology and proprietary know-how; ability to attract and retain key personnel; escalation in the cost of providing employee health care; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the shareholders of Exelis and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Exelis’ and Harris’ respective reports filed with the SEC, including Exelis’ annual report on Form 10-K for the year ended December 31, 2014, and Harris’ annual report on Form 10-K for the year ended June 27, 2014 and quarterly reports on Form 10-Q for the quarters ended September 26, 2014, and January 2, 2015, in each case, as such reports may have been amended. This Current Report on Form 8-K speaks only as of its date, and Exelis and Harris each disclaims any duty to update the information herein.

Additional Information and Where to Find It

In connection with the proposed transaction, Harris has filed a Registration Statement on Form S-4 with the SEC (Reg. No. 333-202539) containing a preliminary proxy statement/prospectus regarding the proposed merger. SHAREHOLDERS OF EXELIS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/ PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to shareholders of Exelis. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from Harris at its web site, www.harris.com, or from Exelis at its web site, www.exelisinc.com, or 1650 Tysons Blvd. Suite 1700, McLean, VA 22102, attention: Corporate Secretary.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Participants In Solicitation

Exelis and Harris and their respective directors and executive officers, other members of management and employees and the proposed directors and executive officers of the combined company, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the proposed directors and executive officers of the combined company, Exelis’ and Harris’ respective directors and executive officers and other participants in the proxy solicitation, including a description of their interests, is included in the proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

By:	/s/ James J. Wallace
Name:	James J. Wallace
Title:	Deputy General Counsel and Assistant Secretary

Date: March 30, 2015

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